EATON VANCE VT FLOATING-RATE INCOME FUND
Supplement to Summary Prospectus, Prospectus and
Statement of Additional Information dated May 1, 2024,
as may be supplemented and/or revised from time to time

Effective immediately, Jeffrey R. Hesselbein and Michael J. Turgel will continue to serve as portfolio managers of the Fund. All references to other portfolio managers of the Fund are removed from the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

January 30, 2025	48589-00 1.30.25